Other income, net	12 Months Ended
Dec. 31, 2025
Disclosure Of Other Income [Abstract]
Other income, net
Note 24 - Other income, net

	For the year ended December 31
	2025	2024	2023
	USD in thousands	USD in thousands	USD in thousands
Changes in contingent consideration	-	9,112	33,684
Production delay compensation	14,759	12,503	9,542
Others	(6,828)	(5,443)	221

Total	7,931	16,172	43,447